Exhibit 99.3

Unaudited Pro Forma Combined Condensed Balance Sheet and Statements of Operations

The following unaudited pro forma combined condensed balance sheet, pro forma combined condensed statements of operations and the explanatory notes give effect to the acquisition of Rogue Paper, Inc. on October 23, 2011 by the Company.

The pro forma combined condensed balance sheet, pro forma combined condensed statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These pro forma combined condensed balance sheet and pro forma combined condensed statements of operations have been prepared utilizing the historical financial statements of East Coast Diversified Corporation (“ECDC”) and Rogue Paper, Inc. (“Rogue”) and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro forma combined condensed statements of operations for the year ended December 31, 2010 have been prepared as if the acquisition of Rogue during 2011 by ECDC had been consummated on February 17, 2010 (Rogue’s date of Inception). The pro forma combined condensed statements of operations for the nine months ended September 30, 2011 have been prepared as if the Rogue acquisition by ECDC had been consummated January 1, 2011. The pro forma combined condensed balance sheet has been prepared as if the acquisition of Rogue by ECDC was consummated on September 30, 2011.

These pro forma combined condensed financial statements are provided for illustrative purposes only, and do not purport to be indicative of the actual financial position or results of operations had the acquisitions occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations. The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies and/or cost savings that the combined entity may achieve with respect to the combined companies.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2011 (UNAUDITED)

	East Coast
	Diversified	Rogue
	Corporation	Paper, Inc.	Pro Forma
	Historical	Historical	Adjustments	Ref	Combined
ASSETS

Current assets:
Cash	$8,345	$37,374	$-		$45,719
Accounts receivable, net	243,985	81,915	-		325,900
Inventory	37,093	-	-		37,093
Prepaid expenses	76,365	-	-		76,365
Advances to officer	-	1,000	-		1,000

Total current assets	365,788	120,289	-		486,077

Property and equipment, net	7,914	4,664	-		12,578

Non-current assets:
Unidentified intangibles and goodwill	-	-	1,488,798	(1)	1,488,798
Capitalized research and development costs, net	13,910	-	-		13,910
Other non-current assets	12,648	-	-		12,648

Total assets	$400,260	$124,953	$1,488,798		$2,014,011

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Loans payable	$815,891	$-	$-		$815,891
Loans payable - related parties	618,494	-	-		618,494
Accounts payable and accrued expenses	864,427	44,217	-		908,644
Accrued payroll and related liabilities	1,622,228	-	-		1,622,228
Total current liabilities	3,921,040	44,217	-		3,965,257

Noncurrent liabilities	-	-	-		-

Total liabilities	3,921,040	44,217	-		3,965,257

Commitments and contingencies:
Contingent acquisition liabilities	-	-	1,184,973	(2)	1,184,973

Shareholders' equity	(3,520,780)	80,736	303,825	(3)	(3,136,219)

Total liabilities and shareholders' equity	$400,260	$124,953	$1,488,798		$2,014,011

(1)
Represents unidentified intangibles of $1,488,798 as a result of the purchase price allocation of the acquired assets and liabilities of Rogue Paper, Inc. assuming the transaction occurred on September 30, 2011.  The initial accounting of the excess of the purchase price paid over the fair value of the assets and liabilities acquired is not complete as a significant portion of the assets acquired were intangible assets that need to be appraised.  As a result, the full amount of the excess of the purchase price over the fair value of the assets and liabilities has been classified as unidentified intangibles in the Pro Forma as of September 30, 2011.

(2)	Represents the following contingent acquisition liabilities:

Contingent redemption rights of East Coast Diversified's preferred stock issued in exchange for Rogue Paper's common stock (redemption price of $0.60 per share)	$1,155,000

Contingent redemption tights of Rogue Paper's non-controlling common stock shareholders at $0.03 per share	29,973

$1,184,973

In addition to the above contingent acquisition liabilities, East Coast Diversified Corporation may purchase up to one million dollars ($1,000,000) of common shares of Rogue Paper.

(3)	The following adjustments were made to the equity accounts:

To eliminate existing preferred stock of Rogue Paper, Inc.	$(21,000)
To eliminate existing common stock of Rogue Paper, Inc.	(203,900)
To eliminate existing additional paid in capital of Rogue Paper, Inc.	(189,000)
To eliminate accumulated deficit of Rogue Paper, Inc.	333,164
Record preferred stock issuance to Rogue Shareholders per Exchange Agreement, at par	25,000
Record additional paid in capital from Rogue Exchange Agreement share issuance	320,000
To recognize 49% noncontrolling interests in the net assets of Rogue Paper, Inc.	39,561
$303,825

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 (UNAUDITED)

	East Coast
	Diversified	Rogue
	Corporation	Paper, Inc.	Pro Forma
	Historical	Historical	Adjustments	Ref	Combined
		(1)

Revenues	$463,283	$457,410	$-		$920,693

Operating expenses:
Cost of revenues	214,576	305,690			520,266
Selling general and administrative expenses	972,314	214,511			1,186,825

Total Operating expenses	1,186,890	520,201	-		1,707,091

Loss from operations	(723,607)	(62,791)	-		(786,398)

Other income (expense)	(108,774)	-	-		(108,774)

Loss before income taxes	(832,381)	(62,791)	-		(895,172)

Income tax expense (benefit)	-	-	-		-

Loss before noncontrolling interest	(832,381)	(62,791)	-		(895,172)

Loss attributable to noncontrolling interest	(26,324)	-	(30,768)	(2)	(57,092)

Net loss	$(806,057)	$(62,791)	$30,768		$(838,080)

Net loss per share;
Basic	$(0.00)	$(0.03)			$(0.01)

Diluted	$(0.00)	$(0.03)			$(0.00)

Weighted average number of shares:
Basic	165,205,586	2,021,714	(2,021,714)	(3)	165,205,586

Diluted	215,205,586	2,021,714	(2,021,714)	(3)	215,205,586

(1)	Represents unaudited results of operations of Rogue Paper, Inc. from January 1, 2011 to September 30, 2011.
(2)	Represents noncontrolling interests in the net loss of Rogue Paper, Inc. for the nine months ended September 30, 2011 as if Rogue Paper, Inc. was acquired as of January 1, 2011.
(3)	The adjustment to weighted average number of common shares outstanding reflects the change necessary to calculate shares outstanding as if Rogue Paper, Inc. was acquired on January 1, 2010.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010 (UNAUDITED)

	East Coast
	Diversified	Rogue
	Corporation	Paper, Inc.	Pro Forma
	Historical	Historical	Adjustments	Ref	Combined
		(1)

Revenues	$129,248	$83,364	$-		$212,612

Operating expenses:
Cost of revenues	81,573	50,280			131,853
Selling general and administrative expenses	2,404,804	113,457			2,518,261

Total Operating expenses	2,486,377	163,737	-		2,650,114

Loss from operations	(2,357,129)	(80,373)	-		(2,437,502)

Other income (expense)	(252,270)	-	-		(252,270)

Loss before income taxes	(2,609,399)	(80,373)	-		(2,689,772)

Income tax expense (benefit)	-	-	-		-

Loss before noncontrolling interest	(2,609,399)	(80,373)	-		(2,689,772)

Loss attributable to noncontrolling interest	(112,507)	-	(39,383)	(2)	(151,890)

Net loss	$(2,496,892)	$(80,373)	$39,383		$(2,537,882)

Net loss per share;
Basic	$(0.03)	$(0.05)			$(0.03)

Diluted	$(0.01)	$(0.04)			$(0.01)

Weighted average number of shares:
Basic	77,118,976	1,597,484	(1,597,484)	(3)	77,118,976

Diluted	127,118,976	1,597,484	(1,597,484)	(3)	127,118,976

(1)	Represents audited results of operations of Rogue Paper, Inc. from February 17, 2010 (Inception) to December 31, 2010.
(2)
Represents noncontrolling interests in the net loss of Rogue Paper, Inc. for the period from February 17, 2010 (Inception) to December 31, 2010 as if Rogue Paper, Inc.was acquired as of February 17, 2010.

(3)	The adjustment to weighted average number of common shares outstanding reflects the change necessary to calculate shares outstanding as if Rogue Paper, Inc. was acquired on February 17, 2010.